Loans and Allowance for Credit Losses (Components of Investment in Direct Financing Leases) (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2015	Mar. 31, 2014
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 1,729,901	¥ 1,498,755
Estimated residual values of leased property	25,329	18,261
Less-unearned income	(228,416)	(202,755)
Net investment in direct financing leases	¥ 1,526,814	¥ 1,314,261